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                        MFS(R) ALABAMA MUNICIPAL BOND FUND
                      MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                       MFS(R) NEW YORK MUNICIPAL BOND FUND
                    MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
                     MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND

                      Supplement to the Current Prospectus


For each of the funds listed above, the description of portfolio manager under the "Management of the Fund - Investment Adviser" section is hereby revised as follows: Effective March 4, 1998, David B. Smith is the portfolio manager of the Alabama Fund, the Mississippi Fund, the North Carolina Fund and the Pennsylvania Fund and John P. Kihn is the portfolio manager of the New York Fund. Mr. Smith, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1988. Mr. Kihn, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since October, 1997. From 1996 to 1997, he worked as a Senior Quantitative Analyst and Vice President of Putnam Investment Management, Inc.; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in Finance; and from 1994 to 1995, he was an associate portfolio manager with Colonial Management Associates, Inc.

                 The date of this Supplement is March 4, 1998.